UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALPHA PARTNERS TECHNOLOGY MERGER CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ALPHA PARTNERS TECHNOLOGY MERGER CORP.

Empire State Building, Suite 4215
New York, NY 10001

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ALPHA PARTNERS TECHNOLOGY MERGER CORP.

Dear Shareholders of Alpha Partners Technology Merger Corp.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Alpha Partners Technology Merger Corp., a Cayman Islands exempted company (the “Company,” “APTM,” “we,” “us” or “our”), to be held on July 25, 2023, at 11:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This Extraordinary General Meeting is being held in lieu of the 2023 annual general meeting, and shareholders will have the opportunity to present questions to management at the Company. The formal meeting notice and proxy statement for the Extraordinary General Meeting are attached.

The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting www.proxyvote.com and entering the control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Ave, New York, NY 10017, United States of America.

Even if you are planning to attend the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)	as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on July 30, 2021 (the “IPO”) if it fails to complete such initial business combination, for up to an additional twelve months, from July 30, 2023 (the “Termination Date”) to up to July 30, 2024, or such earlier date as determined by our board of directors (the “Board”) (the “Extension,” such later date, the “Extended Date,” and such proposal, the “Extension Proposal”);

(b)	as a special resolution, to amend the Company’s Charter pursuant to an amendment in the form set forth in Part 2 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares of the Company (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into Class A ordinary shares (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

(c)	as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting; and

(d)	as a special resolution, to amend the Company’s Charter, as provided by the third resolution in the form set forth in Part 3 of Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow us more time to complete an initial business combination. The Charter provides that the Company has until July 30, 2023 to complete a business combination. While we are currently in discussions with a potential business combination partner, our Board believes that there will not be sufficient time before the Termination Date to consummate an initial business combination. Therefore, the Board has determined that it is advisable and in the best interests of the Company and the Company’s shareholders to extend the date that we have to consummate an initial business combination to the Extended Date. Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the trust account (the “Trust Account”) through redemptions or otherwise, except that the holders of such Founder Shares have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement. The Founder Share Amendment Proposal will give the Company further flexibility to meet the NASDAQ continued listing requirements, which we believe will be useful in helping us complete an initial business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause APTM to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent APTM from being able to consummate an initial business combination. APTM believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that APTM did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, APTM is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that APTM’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent APTM from being able to consummate an initial business combination even if all other conditions to closing are met.

In connection with the Extension, holders of our Public Shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended.

In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. We are not asking you to vote on an initial business combination at this time.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on July 5, 2023 was $10.38 per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

In accordance with the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on July 21, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

The Company expects that the proceeds held in the Trust Account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.

If the Extension Proposal is approved, Alpha Partners Technology Merger Sponsor LLC (the “Sponsor”) or its designee has agreed to contribute to us the lesser of (a) an aggregate of $225,000 or (b) $0.03 per public share that remains outstanding and is not redeemed in connection with the Extension for each of the twelve (12) subsequent calendar months commencing on July 30, 2023 (the “Extension Contribution”) to the earlier of the Termination Date as extended by the Extension Proposal and the consummation of an initial business combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. For example, if no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.00796 per share for any one-month period, with the aggregate maximum contribution to the Trust Account being $225,000 on a monthly basis. However, if 18,645,000 public shares are redeemed and 9,605,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.0234 per share for any one-month period.

Assuming the Extension Proposal is approved, the initial contribution of the Extension Contribution amount will be deposited into the Trust Account promptly following the Extraordinary General Meeting. Each additional contribution will be deposited into the Trust Account on or before the 10th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we need the full time through the Extended Date to complete a business combination, in comparison to the current redemption amount of approximately $10.37 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.46 per share if all of our public shares remain outstanding after redemptions, or approximately $10.65 per share if 18,645,000 public shares are redeemed and 9,605,000 public shares remain outstanding.

The Extension Contribution is conditioned upon the implementation of the Extension. The Extension Contribution will not occur if the Extension Proposal is not approved, or the Extension is not completed.

If the Extension is not approved, and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Approval of each of the Extension Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Proposal, requires a special resolution under the Companies Act (as revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” or the “Class B Ordinary Shares,” together with the Class A Ordinary Shares, the “Ordinary Shares”) who, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

THE BOARD HAS DETERMINED THAT THE EXTENSION PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

The Board has fixed the close of business on July 6, 2023, as the record date for the Extraordinary General Meeting. Only shareholders of record on July 6, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If you are a public shareholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) if and when it is submitted to the Company’s shareholders for approval.

All of our shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at www.proxyvote.com. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact D.F. King & Co., Inc., our proxy solicitor, by calling (888) 564-8149, or banks and brokers can call collect at (212) 269-5550, or by emailing APTM@dfking.com.

On behalf of the Board, we would like to thank you for your support of Alpha Partners Technology Merger Corp.

   July 7, 2023

Michael D. Ryan /s/
Michael D. Ryan Chair of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated July 7, 2023 and is first being mailed to our shareholders with the form of proxy on or about July 7, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Empire State Building, Suite 4215
New York, NY 10001

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON July 25, 2023

Dear Shareholders of Alpha Partners Technology Merger Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Alpha Partners Technology Merger Corp., a Cayman Islands exempted company (the “Company” or “APTM”), will be held on July 25, 2023 at 11:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. For purposes of the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”), the physical place of the Extraordinary General Meeting shall be at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Ave, New York, NY 10017, United States of America. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at www.proxyvote.com. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on July 30,

v

2021 (the “IPO”) if it fails to complete such initial business combination, for up to an additional twelve months, from July 30, 2023 (the “Termination Date”) to up to July 30, 2024, or such earlier date as determined by our board of directors (the “Board”) (the “Extension,” such later date, the “Extended Date,” and such proposal, the “Extension Proposal”);

2.	Proposal No. 2 — The Founder Share Amendment Proposal — as a special resolution, to amend the Company’s Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares of the Company (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into Class A ordinary shares (the “Class A Ordinary Shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”);

3.	Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting; and

4.	Proposal No. 4 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Company’s Charter, as provided by the second resolution in the form set forth in Part 3 of Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of each of the Extension Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Proposal requires a special resolution under the Companies Act (as revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Founder Shares and the Class A Ordinary Shares (collectively, the “Ordinary Shares”), voting together as a single class, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Notwithstanding shareholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the trust account Trust Account through redemptions or otherwise, except that the holders of such Founder Shares have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement. The Founder Share Amendment Proposal will give the Company further flexibility to meet the NASDAQ continued listing requirements, which we believe will be useful in helping us complete a business combination. We also believe that the Redemption Limitation is no longer needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date, subject to any limitations set forth in the Charter, as amended. We are not asking you to vote on an initial business combination at this time.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on July 5, 2023 was $10.38 per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)   prior to 5:00 p.m., Eastern Time, on July 21, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

The Company expects that the proceeds held in the Trust Account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.

If the Extension is approved, the Sponsor or its designee has agreed to contribute to us the lesser of (a) an aggregate of $225,000 or (b) $0.03 per public share that remains outstanding and is not redeemed in connection with the Extension for each of the twelve (12) subsequent calendar months commencing on July 30, 2023 (the “Extension Contribution”), to the earlier of the Termination Date (as extended by the Extension Proposal) and the consummation of an initial business combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. For example, if no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.00796 per share for any one-month period, with the aggregate maximum contribution to the Trust Account being $225,000 on a monthly basis. However, if 18,645,000 public shares are redeemed and 9,605,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.0234 per share for any one-month period.

Assuming the Extension Proposal is approved, the initial contribution of the Extension Contribution amount will be deposited into the Trust Account promptly following the Extraordinary General Meeting. Each additional contribution will be deposited into the Trust Account on or before the 10th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we need the full time through the Extended Date to complete a business combination, in comparison to the current redemption amount of approximately $10.37 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.46 per share if all of our public shares remain outstanding after redemptions, or approximately $10.65 per share if 18,645,000 public shares are redeemed and 9,605,000 public shares remain outstanding.

The Extension Contribution is conditioned upon the implementation of the Extension. The Extension Contribution will not occur if the Extension Proposal is not approved, or the Extension is not completed.

If the Extension is not approved and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Only shareholders of record of the Company as of the close of business on July 6, 2023 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 36,177,500 Ordinary Shares issued and outstanding, including 29,115,000 Class A Ordinary Shares and 7,062,500 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

We reserve the right at any time and not to submit to our shareholders the Extension Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal and implement the Extension.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact D.F. King & Co., Inc., our proxy solicitor, by calling (888) 564-8149, or banks and brokers can call collect at (212) 269-5550, or by emailing APTM@dfking.com.

By Order of the Board,

/s/ Michael D. Ryan
Michael D. Ryan Chair of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JULY 25, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at www.proxyvote.com.

table of contents

Page

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	2
QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING	3
THE EXTRAORDINARY GENERAL MEETING	16
PROPOSAL NO. 1 — THE EXTENSION PROPOSAL	20
PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL	30
PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL	32
PROPOSAL NO. 4 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL	33
BENEFICIAL OWNERSHIP OF SECURITIES	36
SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING	38
DELIVERY OF DOCUMENTS TO SHAREHOLDERS	39
WHERE YOU CAN FIND MORE INFORMATION	40
ANNEX A	A-1

ALPHA PARTNERS TECHNOLOGY MERGER CORP.
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 a.m., Eastern Time on July 25, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company. The Extraordinary General Meeting will be held on July 25, 2023, at 11:00 a.m., Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting www.proxyvote.com and entering the control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Charter, the physical location of the Extraordinary General Meeting is at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Ave, New York, NY 10017, United States of America.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•	our ability to select an appropriate target business or businesses;

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account described below or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties; or

•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and, in connection with an initial business combination, the Registration Statement, as it may be amended or supplemented from time to time. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held virtually on July 25, 2023, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

APTM is a blank check company incorporated on February 5, 2021, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 30, 2021, APTM consummated the IPO of its units, with each unit consisting of one Class A Ordinary Share and one-third of one redeemable warrant to purchase one Class A Ordinary Share, in the amount of 25,000,000 units. Simultaneously with the closing of the IPO, APTM completed the private sale of 800,000 private placement units at a purchase price of $10.00 per private placement unit to the Sponsor and anchor investors generating gross proceeds to us of $8,000,000. Following the closing of the IPO, a total of $250,000,000 of the net proceeds from its IPO and the sale of the private placement units were placed in the Trust Account with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. On August 3, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 3,250,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $32,500,000. The over-allotment option closed on August 5, 2021, and concurrently therewith, the Sponsor forfeited 125,000 Founder Shares. As of March 31, 2023, the Sponsor holds 7,062,500 Founder Shares. The Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by the Termination Date (unless further extended pursuant to the Charter). As of June 30, 2023, the amounts held in the Trust Account was approximately $293,076,995.

While we are currently in discussions with a potential business combination partner, our Board believes that there will not be sufficient time before the Termination Date to consummate an initial business combination. Therefore, the Board has determined that it is advisable and in the best interests of the the Company and the Company’s shareholders to extend the date that we have to consummate an initial business combination to the Extended Date.

The purpose of the Extension Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. The purpose of the Founder Share Amendment Proposal is to assist in the extension of time to complete a business combination by giving us further flexibility to meet NASDAQ continued listing requirements which we believe will be useful in helping us complete a business combination. We also believe that the Redemption Limitation is no longer needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

What is being voted on?

You are being asked to vote on the following proposals:

1. as a special resolution, to amend the Company’s Charter pursuant to an amendment in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A

Ordinary Shares, included as part of the units sold in the Company’s IPO if it fails to complete such initial business combination, for up to an additional twelve months, from the Termination Date to Extended Date;

2. as a special resolution, to amend the Company’s Charter pursuant to an amendment in the form set forth in Part 2 of Annex A of the accompanying proxy statement to provide for the right of a holder of the Founder Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of a business combination at the election of the holder;

3. as an ordinary resolution, to approve the Adjournment Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting; and

4. as a special resolution to amend the Company’s Articles, as provided by the second resolution in the form set forth in Part 3 of Annex A to this proxy statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination and related proposals.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Michael D. Ryan and Matthew R. Krna have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting www.proxyvote.com and entering the control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is likely to offer an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all.

We reserve the right at any time not to submit to our shareholders the Extension Proposal and implement the Extension.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote “FOR” the Founder Share Amendment Proposal?

Our Board believes that our shareholders should have an opportunity to consider a business combination. The purpose of the Founder Share Amendment Proposal is to allow to the Founder Shares to be converted on a 1:1 basis by the holder at any point in time prior to an initial business combination. Accordingly, in connection with the Extension Proposal, this additional proposal will give the Company further flexibility to meet NASDAQ continued listing requirements following the Extension.

Moreover, voting FOR the Founder Share Amendment Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve an initial business combination.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor and other initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 21.36% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.37 per share, based on the amounts held in the Trust Account as of June 30, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the shareholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is Alpha Partners Technology Merger Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 7,062,500 Class B ordinary shares of the Company. Matthew Krna, Brotman Ventures, Inc. (an affiliate of Steve Brotman, a director of our board) and MDR Capital Partners, LLC (an affiliate of Michael D. Ryan, board chair and director of our board), serve as managers for the Sponsor. Any action by the Sponsor with respect to APTM or the Founder Shares, including voting and dispositive decisions, requires the approval of two of the three members of the Sponsor’s board of managers. The Company is a Cayman Islands exempted company.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing an initial business combination. If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. The time required for the CFIUS to conduct its review and any remedy imposed by the CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

What vote is required to approve the Founder Share Amendment Proposal?

Approval of the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

As discussed above, the Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders. Whether a holder of Public Shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes payable) on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination.

If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until July 30, 2024 to consummate our initial business combination.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or warrants (each, a “Private Warrant” and collectively, the “Private Warrants).

What happens if the Founder Share Amendment Proposal is not approved?

Our Board will abandon the Founder Share Amendment if our shareholders do not approve the Proposal.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares in connection with the Extension Proposal, and the public shareholders will retain their shares and redemption rights.

What interests do APTM’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

APTM’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Units. See the section entitled “Proposal No. 4 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor and APTM’s Directors and Officers” in this proxy statement.

If the Extension is approved, what happens next?

If the Extension Proposal is approved, the Sponsor or its designee has agreed to contribute to us the lesser of (a) an aggregate of $225,000 or (b) $0.03 per public share that remains outstanding and is not redeemed in connection with the Extension for each of the twelve (12) subsequent calendar months commencing on July 30, 2023, to the earlier of the Termination Date (as extended by the Extension Proposal) and the consummation of an initial business combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. For example, if no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.00796 per share for any one-month period, with the aggregate maximum contribution to the Trust Account being $225,000 on a monthly basis. However, if 18,645,000 public shares are redeemed and 9,605,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.0234 per share for any one-month period. We will continue to attempt to consummate an initial business combination until the Extended Date. We expect to seek shareholder approval of an initial business combination. If shareholders approve an initial business combination, we expect to consummate an initial business combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with an initial business combination within the requisite time period may require us to liquidate. Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Part 1 of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $55,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of July 27, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

If the Founder Share Amendment Proposal is approved, what happens next?

If the Founder Share Amendment Proposal is approved, it will permit us to convert the Founder Shares into Class A Ordinary Shares before the closing of the business combination at the election of the holder. It will also provide further flexibility to meet NASDAQ continued listing requirements, which we believe will be useful in helping us complete a business combination.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form

8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to our proxy solicitor at Alpha Partners Technology Merger Corp., c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005 so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on July 25, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the same address, which must be received by the proxy solicitor prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the votes of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the holders of the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on July 6, 2023, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 36,177,500 Ordinary Shares issued and outstanding, consisting of 29,115,000 Class A Ordinary Shares and 7,062,500 Class B Ordinary Shares, par value

$0.0001 per share. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders collectively own all of our issued and outstanding Founder Shares and have the right to vote approximately 21.36% of the Company’s issued and outstanding Ordinary Share.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board of directors recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, the Private Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal are approved?

If the Extension Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Ordinary Shares on July 6, 2023, the record date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting online or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person online, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

i.	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

ii.	prior to 5:00 p.m., Eastern Time, on July 21, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on July 5, 2023 was $10.38 per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000 and will reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, you should contact our proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 564-8149

Email: APTM@dfking.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and any other redemption forms (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on July 21, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we cannot assure you that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a partner company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which has not completed its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in July 30, 2021 and have operated as a blank check company searching for a partner business with which to consummate a business combination since such time (or approximately 23 months after the effective date of the IPO, as of the date of this Proxy Statement). If we do not complete an initial business combination within 24 months of the effective date of the IPO, it is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the Trust Account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the Trust Account and hold the funds in the Trust Account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting www.proxyvote.com and entering the control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Charter pursuant to an amendment in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares, included as part of the units sold in the Company’s IPO if it fails to complete such initial business combination, for up to an additional twelve months, from the Termination Date to Extended Date;

2.	Proposal No. 2 — The Founder Share Amendment Proposal — as a special resolution, to amend the Company’s Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement to provide for the right of a holder of the Founder Shares to convert into Class A Ordinary Shares on a one-for-one basis prior to the closing of a business combination at the election of the holder; and

3.	Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

4.	Proposal No. 4 — The Redemption Limitation Amendment Proposal — as a special resolution to amend the Company’s Articles, as provided by the second resolution in the form set forth in Part 3 of Annex A to this proxy statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on July 6, 2023 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 36,177,500 Ordinary Shares issued and outstanding, consisting of 29,115,000 Class A Ordinary Shares (that were initially sold as part of the IPO) and 7,062,500 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Extension Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person online or by proxy. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting www.proxyvote.com and entering the control number included on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, D.F. King, at (888) 564-8149 or by sending a letter to 48 Wall Street, 22nd Floor New York, NY 10005, or by emailing APTM@dfking.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to our proxy solicitor at Alpha Partners Technology Merger Corp., c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, so that it is received by the Company prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on July 25, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company, which must be received by the Company prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Extraordinary Meeting. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000, plus disbursements, and will reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact D.F. King at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 564-8149

Email: APTM@dfking.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

In accordance with the Charter, notice specifying the place, the day and the hour of a meeting and the general nature of any special business must be given in the notice convening that meeting. All business carried out at an extraordinary general meeting shall be deemed special.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at Empire State Building, Suite 4215, New York, NY 10001. Our telephone number is 212-906-4480. Our corporate website address is https://aptmspac.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

BACKGROUND

On July 30, 2021, APTM consummated the IPO of its units, with each unit consisting of one Class A Ordinary Share and one redeemable warrant to purchase one Class A Ordinary Share, in the amount of 25,000,000 units. Simultaneously with the closing of the IPO, APTM completed the private sale of 800,000 private placement units at a purchase price of $10.00 per private placement unit to the Sponsor generating gross proceeds to us of $8,000,000. Following the closing of the IPO, a total of $250,000,000 of the net proceeds from its IPO and the sale of the private placement units were placed in the Trust Account with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. On August 3, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 3,250,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $32,500,000. The over-allotment option closed on August 5, 2021, and concurrently therewith, the Sponsor forfeited 125,000 Founder Shares. As of June 30, 2023, the amounts held in the Trust Account was approximately 293,076,995.

Initial Business Combination

APTM believes it may not be able to complete an initial business combination by July 30, 2023. The Extension Proposal is essential to allowing APTM more time to obtain approval for an initial business combination at an extraordinary general meeting of its shareholders and consummate an initial business combination prior to the Extended Date. Approval of the Extension Proposal is a condition to the implementation of the Extension. APTM believes that, given APTM’s expenditure of time, effort and money on the APTM business combination, circumstances warrant providing public shareholders an opportunity to consider the APTM business combination.

You are not being asked to vote on an initial business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination (or any other proposed business combination) if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or APTM has not consummated a business combination by the Extended Date.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment in the form set forth in Part 1 of Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares if it fails to complete such initial business combination, from the Termination Date to the Extension Date.

Reasons for the Proposal

The purpose of the Extension Proposal is to allow us more time to complete an initial business combination. The Charter provides that the Company has until July 30, 2023 to complete a business combination. While we are currently in discussions with a potential business combination partner, our Board believes that there will not be sufficient time before the Termination Date to consummate an initial business combination. Therefore, the Board has determined that it is advisable and in the best interests of the shareholders to extend the date that we have to consummate an initial business combination to the Extended Date. If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination and related proposals.

The Charter currently provides that if the Company does not complete an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our belief that an initial business combination is likely to offer an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination if and when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Is Not Approved

If the Extension Proposal is not approved, and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Is Approved

If the Extension is approved, the Company will file an amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date.

If the Extension is approved, the Sponsor or its designee has agreed to contribute to us the lesser of (a) an aggregate of $225,000 or (b) $0.03 per public share that remains outstanding and is not redeemed in connection with the Extension for each of the twelve (12) subsequent calendar months commencing on July 30, 2023 to the earlier of the Termination Date as extended by the Extension Proposal and the consummation of an initial business combination, (the “Extension Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. For example, if no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.00796 per share for any one-month period, with the aggregate maximum contribution to the Trust Account being $225,000 on a monthly basis. However, if 18,645,000 public shares are redeemed and 9,605,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.0234 per share for any one-month period.

Assuming the Extension Proposal is approved, the initial contribution of the Extension Contribution amount will be deposited into the Trust Account promptly following the Extraordinary General Meeting. Each additional contribution will be deposited into the Trust Account on or before the 10th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we need the full time through the Extended Date to complete a business combination, in comparison to the current redemption amount of approximately $10.37 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.46 per share if all of our public shares remain outstanding after redemptions, or approximately $10.65 per share if 18,645,000 public shares are redeemed and 9,605,000 public shares remain outstanding.

The Extension Contribution is conditioned upon the implementation of the Extension. The Extension Contribution will not occur if the Extension Proposal is not approved, or the Extension is not completed.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately 293,076,995 that was in the Trust Account as of June 30, 2023. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is approved, the Sponsor will continue to receive payments from the Company of $55,000 per month for office space, administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON July 21, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

i.	(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

ii.	prior to 5:00 p.m., Eastern Time, on July 21, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your share certificates (if any) and any other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A Ordinary Shares on July 5, 2023 was $10.38 per share. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension.

You are a U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of our Class A Ordinary Shares and are:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our securities will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to the exercising of your right to have your Class A Ordinary Shares redeemed in light of your particular circumstances, or if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

•	our sponsor or founder (or an officer, director, employee or affiliate thereof);

•	a financial institution;

•	a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the securities;

•	a government or agency or instrumentality thereof;

•	a regulated investment company;

•	a real estate investment trust;

•	an expatriate or former long-term resident of the United States;

•	an insurance company;

•	a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;

•	a person holding the securities as part of a “straddle,” integrated transaction or similar transaction;

•	a person holding our securities in connection with a trade or business outside the United States;

•	a U.S. person whose functional currency is not the U.S. dollar; or

•	a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who invest in our Class A Ordinary Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership) or other passthrough entity for U.S. federal income tax purposes is the beneficial owner of our Class A Ordinary Shares, the U.S. federal income tax treatment of a partner or member in the partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our securities, or a partner or member thereof, we urge you to consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Corporate Distribution

The following discussion is subject to the discussion under “— Passive Foreign Investment Company Rules” below.

In the event that your Class A Ordinary Shares are redeemed pursuant to the Extension, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares exceeds one year, as described in greater detail below under “— Redemption Taxable as Sale or Exchange.” If the redemption does not qualify as a sale of Class A Ordinary Shares, it will be treated as a corporate distribution, as described in greater detail below under “— Redemption Taxable as Corporate Distribution.” Whether a redemption pursuant to the Extension qualifies for sale treatment will depend largely on the total number of our shares treated as held by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the application of the foregoing tests.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “— Redemption Taxable as Corporate Distribution,” below. After the application of those rules, any remaining tax basis in the redeemed Class A Ordinary Shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you are urged to consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as Sale or Exchange

The following discussion is subject to the discussion under “— Passive Foreign Investment Company Rules” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a sale or other taxable disposition of our Class A Ordinary Shares, you generally will recognize capital gain or loss as described below. This capital gain or loss generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash and the fair market value of any property received in the redemption and (ii) your adjusted tax basis in the Class A Ordinary Shares redeemed. Your adjusted tax basis in your Class A Ordinary Shares generally will equal your acquisition cost. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as Corporate Distribution

The following discussion is subject to the discussion under “— Passive Foreign Investment Company Rules” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A Ordinary Shares to the extent that the payment is treated as a distribution out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of our current and accumulated earnings and profits generally will be applied against, and reduce, your tax basis in your Class A Ordinary Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A Ordinary Shares (the treatment of which is described under “— Redemption Taxable as Sale or Exchange” above).

If you are a corporate U.S. Holder, any amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. If you are a non-corporate U.S. Holder, any amount treated as a dividend generally will be taxed at the lower applicable long-term capital gains rate that applies to qualified dividend income only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States (which they will be if our shares are traded on the Nasdaq), we are not a PFIC for the taxable year in which the dividend was paid or the previous year, and certain other requirements, including certain holding period requirements, are met. It is unclear, however, whether the redemption rights with respect to your Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose. You should consult your tax adviser regarding the availability of this lower rate for any amount treated as a dividend and paid with respect to our Class A Ordinary Shares.

Passive Foreign Investment Company Rules

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally a passive asset for these purposes.

We are a blank check company with no current active business (as determined for purposes of the PFIC rules). Based upon the composition of our income and assets, we believe that it is likely that we met the PFIC asset or income test for our 2021 taxable year and we may be a PFIC for our 2022 taxable year and the current taxable year. If we are determined to be a PFIC and you did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which you held (or were deemed to hold) Class A Ordinary Shares, or a QEF election along with an applicable purging election you generally will be subject to special rules with respect to (i) any gain recognized on the sale or other disposition of your Class A Ordinary Shares, which would include a redemption pursuant to the Extension that is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to you (generally, any distributions to you during a taxable year that are greater than 125% of the average annual distributions received by you in respect of the Class A Ordinary Shares during the three preceding taxable years or, if shorter, your holding period for the Class A Ordinary Shares), which may include a redemption pursuant to the Extension that is treated as a corporate distribution under the rules discussed above.

Under these rules:

•	your gain or excess distribution will be allocated ratably over your holding period for the Class A Ordinary Shares;

•	the amount allocated to the taxable year in which you recognized the gain or received the excess distribution, or to the period in your holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) and included in your holding period will be taxed at the highest tax rate in effect for that year and applicable to you (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

Tax Reporting

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the exercise of your redemption rights through the Extension, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

Required Vote

Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved, and we do not consummate an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders collectively own all of our issued and outstanding Founder Shares and have the right to vote approximately 21.36% of the Company’s issued and outstanding Ordinary Share.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.37 per share, based on the amounts held in the Trust Account as of June 30, 2023; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the

Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the shareholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the shareholders (e.g., 5% shareholders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Proposal is not approved, and we do not consummate an initial business combination by the Termination Date, the 7,062,500 aggregate Founder Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 2,395,833 Private Warrants held by the Sponsor;

•	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective partner businesses with which the Company has entered into certain agreements;

•	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•	The Sponsor and the Company’s officers and directors and their respective affiliates may be entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved, the Sponsor determines not to fund any additional extension as permitted by the Charter and we do not consummate an initial business combination by the Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses;

Full text of the Resolution

The full text of the resolutions is set out in Part 1 of Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to convert the Founder Shares to Class A Ordinary Shares on a one-for-one basis at any point prior to the business combination at the option of the holder.

The Company believes that given its expenditure of time, effort and money on completing a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

Upon conversion of the Founder Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Founder Shares would have been entitled to receive funds from the trust account Trust Account through redemptions or otherwise, except that the holders of such Founder Shares have agreed not to be entitled to funds from the Trust Account pursuant to obligations set forth in the letter agreement Additionally, the Class A Ordinary Shares converted from Founder Shares will be subject to all of the restrictions applicable to Founder Shares, including the prohibition on transferring, assigning or selling Founder Shares until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement as Part 2 of Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Class B Ordinary Shares automatically convert to Class A Ordinary Shares on a one-for-one basis automatically on the day of the consummation of a business combination. The purpose of the Founder Share Amendment is to allow to the Founder Shares to be converted on a 1:1 basis by the holder at any point in time prior to the business combination. In connection with the Extension Proposal, this additional proposal will give the Company further flexibility to meet NASDAQ continued listing requirements following the Extension.

The Company’s Charter provides that the affirmative vote of the holders of at least two-thirds of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, is required to amend the Charter. We intend to hold another shareholder meeting prior to the appropriate date in order to seek shareholder approval of the business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, we will not amend our Charter to convert Class B Ordinary Shares to Class A Ordinary Shares. If the Founder Share Amendment Proposal is not approved, we believe it will make it more difficult for us to be able to consummate a business combination. If we have not consummated the business combination by this date, we will liquidate, as described under “Proposal No. 1 — Extension Proposal — If the Extension Is Not Approved.”

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, the Company will file an amendment to the Charter with the Cayman Registrar the in the form set forth in Part 2 of Annex A hereto to allow conversion of Class B Ordinary Shares to Class A Ordinary Shares on a one-to-one basis prior to a business combination at the option of the holder. The Company will remain a reporting company under the Exchange Act and we expect that its Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.

You are not being asked to vote on a business combination at this time. If the Founder Share Amendment is implemented, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on an initial business combination if and when it is submitted to shareholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the appropriate date.

Required Vote

A special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting, is required to approve the Founder Share Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Founder Share Amendment Proposal.

If you do not want the Founder Share Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment Proposal.

The Initial Shareholders collectively have the right to vote approximately 21.36% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of the Founder Share Amendment Proposal to be voted upon by our shareholders.

Full text of the Resolution

The full text of the resolutions is set out in Part 2 of Annex A.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the Ordinary Shares, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Full Text of the Resolution

"RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a time and place be confirmed by the chairman of the Extraordinary General Meeting, be approved."

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

PROPOSAL NO. 4 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Redemption Limitation Amendment Proposal asks APTM shareholders to approve an amendment to the Charter in the form set forth in Part 3 of Annex A of this Proxy Statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved, our Charter will be amended pursuant to the third resolution in the form set forth in Part 3 of Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the third resolution in Part 3 of Annex A.

Interests of the Sponsor and APTM’s Directors and Officers

When you consider the recommendation of the Board, APTM shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of APTM have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to APTM shareholders that they approve the Redemption Limitation Amendment Proposal. APTM shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•	the fact that the Sponsor and anchor investors paid $8,650,000 for 865,000 private placement units consisting of 865,000 private placement shares and 288,334 private placement warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of an initial business combination for one Class A Ordinary Share at $11.50 per share; if the Extension Proposal is not approved and we do not consummate a business combination by July 30, 2023, then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•	the fact that the Sponsor paid $25,000 to cover certain offering costs in exchange for 7,187,500 Founder Units consisting of 7,187,500 Founder Shares prior to the IPO, of which 125,000 of such units were subsequently forfeited as a result of the over-allotment option not being exercised in full. As of March 31, 2023, the Sponsor holds 7,062,500 Founder Shares;

•	Assuming a trading price of $10.38 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on July 5, 2023), the 7,062,500 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $73,308,750. Even if the trading price of the shares of Class A Ordinary Shares were as low as $0.003 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the private placement units) would be approximately equal to the initial investment in APTM by the Initial Shareholders on a per share basis. As a result, if an initial business combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in APTM at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Proposal is not approved and APTM liquidates without completing a business combination before July 30, 2023, the Initial Shareholders will lose their entire investment in APTM;

•	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve an initial business combination or the Extension Proposal;

•	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Proposal is not approved and APTM fails to complete a business combination by July 30, 2023;

•	the indemnification of APTM’s existing directors and officers and the liability insurance maintained by APTM;

•	the fact that the Sponsor and APTM’s officers and directors will lose their entire investment in APTM if the Extension Proposal is not approved and a business combination is not consummated by July 30, 2023; and

•	the fact that if the Trust Account is liquidated, including in the event APTM is unable to complete an initial business combination within the required time period, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective partner business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Class A Ordinary Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay tax obligations, provided that such liability will not apply to any claims by a third party or prospective partner business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,390,834 Ordinary Shares held by public shareholders (or approximately 45.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,331,727 Ordinary Shares held by public shareholders (or approximately 11.97% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Full text of the Resolution

The full text of the resolutions is set out in Part 3 of Annex A.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APTM SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of June 1, 2023, by:

•	each person known by us to be a beneficial owner of more than 5% of our issued and ordinary shares;

•	each of our executive officers and directors that beneficially owns ordinary shares; and

•	all our executive officers and directors as a group.

The following table is based on 36,177,500 ordinary shares outstanding at June 1, 2023, of which 29,115,000 were Class A ordinary shares and 7,062,500 were Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Ordinary Shares
Alpha Partners Technology Merger Sponsor LLC (1)(2)	7,727,500	(3)(4)	21.36%
Matthew Krna (1)(5)	—		—
Sean O’Brien (1)(5)	—		—
Michael D. Ryan (1)(5)	—		—
Steve Brotman (1)(5)	—		—
Scott Grimes (1)(5)	—		—
John Rice (1)(5)	—		—
Marcie Vu (1)(5)	—		—
Tracy R. Wolstencroft (1)(5)	—		—
All officers and directors as a group (1)(5)	—		—
Polar Asset Management Partners Inc. (6)	2,475,000		6.84%
Millennium Management LLC (7)	2,475,000		6.84%
Magnetar Financial LLC and affiliated funds (8)	1,975,638		5.46%

(1)	The business address of each of the following entities and individuals is c/o Empire State Building, 20 West 34th Street, Suite 4215, New York, NY 10001.

(2)	The shares reported herein are held in the name of our sponsor. There are three managers of our sponsor’s board of managers consisting of Matthew Krna, Brotman Ventures, Inc. (an affiliate of Steve Brotman) and MDR Capital Partners, LLC (an affiliate of Michael D. Ryan). Each manager has one vote, and the approval of two of the three members of the board of managers is required to approve an action of our sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our sponsor. Based upon the foregoing analysis, no individual manager of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(3)	Interests shown consist solely of founder shares, classified as Class B ordinary shares, together with the Class A ordinary shares underlying the private placement units. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders.

(4)	Does not include the 200,000 Class B ordinary shares underlying the private placement units purchased by the anchor investors in connection with the closing of the public offering.

(5)	Does not include any shares indirectly owned by this individual as a result of his or her indirect ownership interest in our sponsor.

(6)	Based on a Schedule 13G filed by Polar Asset Management Partners Inc. on February 7, 2022. Represents shares held by Polar Asset Management Partners Inc. Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the shares directly held by PMSMF. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)	Based on a Schedule 13G/A filed by Integrated Core Strategies (US) LLC, ICS Opportunities II LLC, ICS Opportunities, Ltd., Millennium International Management LP, Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander (together, the “Reporting Persons”) on February 6, 2023. Integrated Core Strategies (US) LLC may be deemed to have beneficial ownership of 1,725,000 Class A ordinary shares. ICS Opportunities II LLC may be deemed to have beneficial ownership of 0 Class A ordinary shares. ICS Opportunities, Ltd. may be deemed to have beneficial ownership of 750,000 Class A ordinary shares. Millennium International Management LP may be deemed to have beneficial ownership of 750,000 Class A ordinary shares. Millennium Management LLC, Millennium Group Management LLC and Mr. Englander may be deemed to have beneficial ownership of 2,475,000 Class A ordinary shares. The address of the principal business office of each Reporting Person is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(8)	Based on a Schedule 13G/A filed by Magnetar Constellation Fund II, Ltd. on February 2, 2023. As of December 31, 2022, each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman held 1,975,638 Class A ordinary shares. The amount consists of (i) 204,753 Class A ordinary shares held for the account of Constellation Fund II, Ltd; (ii) 640,323 Class A ordinary shares held for the account of Constellation Master Fund, Ltd; (iii) 71,239 Class A ordinary shares held for the account of Magnetar Systematic Multi-Strategy Master Fund Ltd; (iv) 42,999 Shares held for the account of Magnetar Capital Master Fund Ltd; (v) 204,753 Class A ordinary shares held for the account of Magnetar Lake Credit Fund LLC; (vi) 253,152 Class A ordinary shares held for the account of Magnetar Xing He Master Fund Ltd; (vii) 115,407 Class A ordinary shares held for the account of Purpose Alternative Credit Fund LLC; (viii) 163,803 Class A ordinary shares held for the account of Magnetar SC Fund Ltd; (xiv) 238,259 Class A ordinary shares held for the account of Magnetar Structured Credit Fund, LP; and (xv) 40,950 Class A ordinary shares held for the account of Purpose Alternative Credit Fund - T LLC (collectively, the “Magnetar Funds”). Magnetar Financial LLC serves as the investment advisor to the Magnetar Funds, and as such, it exercises voting and investment power over the Class A ordinary shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial LLC, Supernova Management LLC is the general partner of Magnetar Capital Partners LP, and David J. Snyderman is the manager of Supernova Management LLC. The address of the principal business office of each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. The Company anticipates that the 2024 annual general meeting will be held no later than December 31, 2024. Assuming the 2024 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual general meeting.

If the Extension Proposal is not approved the Sponsor determines not to fund any additional extension as permitted by the Charter and we do not consummate an initial business combination by the Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no 2024 annual general meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 228 Park Avenue South, PMB# 84483, New York, NY 10003, or 212-906-4480, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website at https://aptmspac.com/investor-relations. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 564-8149

Email: APTM@dfking.com

If you are a shareholder of the Company and would like to request documents, please do so by July 18, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

         July 7, 2023

ANNEX A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ALPHA PARTNERS TECHNOLOGY MERGER CORP.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.
(the “Company”)

PART 1 — Proposal No. 1 — The Extension Proposal

RESOLVED, as a special resolution that:

(a)	Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO or such earlier date as determined by the Board of Directors, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish the rights of Public Shares as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(b)	Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO or such earlier date as determined by the Board of Directors; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

PART 2 — Proposal No. 2 — The Founder Share Amendment Proposal

RESOLVED, as a special resolution that:

(a)	Article 17.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof, or (b) in connection with the consummation of a Business Combination.”

(b)	Article 17.3 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.3:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares in connection with the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement units issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.”

(c)	Article 49.10 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a) receive funds from the Trust Account; or

(b) vote as a class with Public Shares on a Business Combination.”

PART 3 — Proposal No. 4 — The Redemption Limitation Amendment Proposal

RESOLVED, as a special resolution that:

(a)	Article 49.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2:

“Prior to the consummation of a Business Combination, the Company shall either:

(a) submit such Business Combination to its Members for approval; or

(b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.”

(b)	Article 49.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

#97045150v2 SCAN TO VIEW MATERIALS & VOTE Alpha Partners Technology Merger C o r p. Empire State Building, 20 West 34 th Street, Suite 4215 New York, NY 10001 VOTE BY INTERNET Before The Meeting - Go t o www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/APTM 2023 SM You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20556 - TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALPHA PARTNERS TECHNOLOGY MERGER CORP. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $ 0 . 0001 per share, of the Company (“Class A Ordinary Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on July 30 , 2021 (the “IPO”) if it fails to complete such initial business combination, for up to an additional twelve months, from July 30 , 2023 (the “Termination Date”) to up to July 30 , 2024 , or such earlier date as determined by our board of directors (the “Board”) (the “Extension,” such later date, the “Extended Date,” and such proposal, the “Extension Proposal”) . 2. The Founder Share Amendment Proposal — as a special resolution, to amend the Company’s Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares of the Company (the “Founder Shares” or the “Class B Ordinary Shares”) to convert such Class B Ordinary Shares into Class A ordinary shares (the “Class A Ordinary Shares”) on a one - for - one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”). 3. The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, or where the board of directors of the Company have determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting . 4. The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Company’s Charter, as provided by the third resolution in the form set forth in Part 3 of Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $ 5 , 000 , 001 (the “Redemption Limitation”) . The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation . Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V 0 8 9 4 2 - T B D ALPHA PARTNERS TECHNOLOGY MERGER CORP. EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS July 25, 2023 11:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Michael D. Ryan and Matthew R. Krna, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of ALPHA PARTNERS TECHNOLOGY MERGER CORP. that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 11:00 a.m. Eastern Time, on July 25, 2023, virtually at www.virtualshareholdermeeting.com/APTM2023SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side